Exhibit 10.1

FIRST AMENDMENT

TO THE

AMENDED AND RESTATED

KIMBELL ROYALTY GP, LLC

2017 LONG-TERM INCENTIVE PLAN

May 1, 2024

This First Amendment (the “Amendment”) to the Amended and Restated Kimbell Royalty GP, LLC 2017 Long-Term Incentive Plan (as amended, the “Plan”), is hereby adopted as of May 1, 2024 (the “Effective Date”) by Kimbell Royalty GP, LLC (the “Company”), in its capacity as the general partner of Kimbell Royalty Partners, LP (the “Partnership”). Terms used but not defined herein shall have the meanings given to such terms in the Plan.

WHEREAS, the Partnership maintains the Plan for the purposes set forth therein;

WHEREAS, the Board last amended and restated the Plan effective May 18, 2022;

WHEREAS, pursuant to Section 11 of the Plan, the Board may amend the Plan in any manner, including increasing the number of Units available for Awards under the Plan, without the consent of any Participant, any other holder or beneficiary of an Award or any other Person; and

WHEREAS, the Company now deems it advisable and necessary to amend the Plan to increase the number of Units that may be delivered with respect to Awards under the Plan by 4,684,622, modifying the aggregate number of Units that may be deliverable pursuant to the Plan from 8,241,600 to 12,926,222.

NOW, THEREFORE, effective as of the Effective Date, the Plan is amended as follows:

1.	The first sentence of Section 4(a) is deleted and replaced in its entirety with the following:

“Subject to adjustment as provided in Section 4(c), the maximum number of Units that may be delivered or reserved for delivery or underlying Awards in the aggregate issued under the Plan is 12,926,222 (which number includes 8,241,600 Units that were previously reserved for delivery or underlying Awards under the Plan plus an additional 4,684,622 Units that may be delivered or reserved for delivery or underlying Awards upon the effectiveness of this Amendment).”

2.	All other provisions of the Plan shall remain the same and in full force and effect.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment, effective as of the date first set forth above.

Kimbell Royalty GP, LLC

By:	/s/ Robert D. Ravnaas
Name:	Robert D. Ravnaas
Title:	Chief Executive Officer and Chairman